Exhibit 31.1

Certification of Chief Executive Officer

Securities Exchange Act Rule 13a-14 and 15d-14

As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Robert M. Callahan, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Metwood, Inc.

2.	Based on my knowledge, this quarterly report does not contain any untrue statements or a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements and the other financial information included in this quarterly report fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of and for the periods presented in this quarterly report;

4.	The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
    designed such internal controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
    evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
    evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

5.	The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    over financial reporting which are reasonable likely to adversely affect the registrant’s ability to all significant deficiencies and material weaknesses in the desing or operation of internal control record, process, summarize and report financial information; and
    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting

Date: May 14, 2014

/s/ Robert M. Callahan

Robert M. Callahan

Chief Executive Officer